                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                         Date of Report: March 16, 1998


                       SYMPLEX COMMUNICATIONS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-22631           38-3338110
------------------------------  ----------------   ------------------
(State or other jurisdiction    (Commission File     I.R.S. Employer
     of incorporation)              Number)        Identification No.)
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                                5 Research Drive
                           Ann Arbor, Michigan 48103
                           -------------------------
         (Address, including zip code, of principal executive offices)


                                 (313) 995-1555
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On March 16, 1998, the Registrant engaged the accounting firm of Ehrhardt Keefe Steiner & Hottman P.C. ("EKSH") as its principal independent accountants to audit the Registrant's financial statements for its fiscal year ending December 31, 1997. The appointment of new independent accountants was approved by the Audit Committee and Board of Directors of the Registrant. The
Company dismissed its former independent accountants, Deloitte & Touche LLP, effective with the appointment of EKSH.

          Prior to the appointment of EKSH, management of the Registrant had not consulted with EKSH.

          During the two most recent fiscal years ended December 31, 1997 and 1996, and the interim period subsequent to December 31, 1997, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

          Deloitte & Touche LLP's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in their report dated May 1, 1997 (December 19, 1997 with respect to certain notes to the financial statements) regarding substantial doubt about the Registrant's ability to continue as a going concern contained in the financial statements for the year ended December
31, 1996.

          The Registrant has provided Deloitte & Touche LLP with a copy of this disclosure and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the above statements. (A copy of the Deloitte & Touche
LLP letter addressed to the Commission is filed as Exhibit 16.1 to this Form 8-
K.)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          Exhibit No.         Description
          -----------         -----------
          16.1                Letter of Deloitte & Touche LLP dated March 18,
                              1998

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 18/th/ day of March, 1998.


                              SYMPLEX COMMUNICATIONS CORPORATION


                              By:  /s/ Thomas Radigan
                                   -----------------------------
                                     Thomas Radigan
                                     Chief Financial Officer

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